Verizon Communications Inc. FiOS Briefing Session September 27, 2006 Exhibit 99.2

FiOS Briefing Session FiOS Briefing Session Welcome Welcome Ron Lataille Ron Lataille Senior VP – Senior VP – Investor Relations Investor Relations

“Safe Harbor” Statement
NOTE: This presentation contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic and industry conditions and labor matters, including workforce levels and labor negotiations, and any resulting financial and/or operational impact, in the markets served by us or by companies in which we have substantial investments; material changes in available technology; technology substitution; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; the final results of federal and state regulatory proceedings concerning our provision of retail and wholesale services and judicial review of those results;
the effects of competition in our markets; the timing, scope and financial impacts of our deployment of fiber-to-the-premises broadband technology; the ability of Verizon Wireless to continue to obtain sufficient spectrum resources; changes in our accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the timing of the closings of the sales of our Latin American and Caribbean properties; and the extent and timing of our ability to obtain revenue enhancements and cost savings following our business combination with MCI, Inc.
This presentation includes certain non-GAAP financial measures as defined under SEC rules.
As required by those rules we have provided a reconciliation of those measures to the most directly comparable GAAP measure in materials on our website at www.verizon.com/investor.

Agenda
Doreen Toben
EVP & CFO - Verizon
Virginia Ruesterholz
President - Verizon Telecom
Bob Mudge
EVP & COO - Verizon Telecom
Doreen Toben
EVP & CFO - Verizon
Overview
Executing the Strategy &
Revenue Opportunities
Transforming the Network
& Creating a Unique
Service Experience
Fiber Economics &
Delivering Value

Overview Overview Doreen Toben Doreen Toben EVP & Chief Financial Officer EVP & Chief Financial Officer

6 Overview • Positioned to win • Innovation drives new market opportunities • Focused on operational excellence • Significant cost reduction opportunities Ensuring value creation

Executing the Strategy and Executing the Strategy and Revenue Opportunities Revenue Opportunities Virginia Ruesterholz Virginia Ruesterholz President – President – Verizon Telecom Verizon Telecom

Seizing Growth Opportunities
•
Growing data, evolving video, and mature voice
markets
•
Opportunities to gain share in broadband and video
•
Verizon opportunity:
– 33M households & 3.6M businesses
– $50B voice/data/video market
Driving growth and increasing wallet share

Operating Structure
Drive shareholder value through transformation
of network, systems, and workforce
Regions:
•
Local marketing & sales tactics
•
Operational excellence
•
Outstanding service
•
Competitive cost structure
•
Revenue and margin accountability
National Organizations:
•
Speed to market
•
Innovation
•
Drive efficiencies through
automation
9 Local Operating Regions

Fiber Deployment
2Q’06 Deployment Status:
•
4.4M premises passed in 16 states
•
3.1M premises open for sale
2006 Deployment Objectives:
•
Pass 6M premises
•
5M premises open for sale
2010 Deployment Objectives
•
Pass 18M premises by 2010
•
Over 50% of households
FTTP Deployed
Regions executing on plans, build on track

Strong FiOS Internet Results
1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 2006
Target
Subscribers Penetration
375K
12%
725K
15%
70% of subscribers are new to Verizon broadband
2Q’06 Results:
•
Average penetration in wire
centers open for sales
– 6 months = 8%
– 9 months = 12%
– 12 months = 15%
•
Monthly churn less than 1.5%
Verizon FiOS Internet
Subscribers and Penetration

Verizon FiOS

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| | |

Broadband Product Line-up
Revenue opportunities beyond access
Premium support services Support
CPE that leverages FiOS Devices
Leverage portals to drive
revenues
Advertising
Deliver differentiated content
and applications, i.e. gaming,
security, etc.
Applications
Unsurpassed speeds Access
Revenue Drivers
2006 2010
Access Applications
Broadband Revenues

FiOS TV Deployment
Serving
Office
Serving
Office
Hub
Office
Super
Headend
Broadcast Video
Voice, Data, IP TV
Voice, Data, IP TV
Super
Headend
Serving
Office
Splitter
Fiber
Aggressively deploying video
2006 Deployment Objectives:
•
2 national super headends
•
9 video hub offices
•
292 video serving offices
•
1.8M homes open for sale

Cities eager to bring competition to market
Franchise Status
0.9
3.3
6.1
Statewide legislation passed or local franchises granted
Number of Franchises
44
161
300
Households with Franchises
(M)
4Q’05 Current 2006 Projected
4Q’05 Current 2006 Projected

Strong FiOS TV Results
4Q'05 1Q'06 2Q'06 YE Target
Verizon FiOS TV
Subscribers
•
Monthly Churn less than 1.5%
•
99.4% subscribe to Premier Tier
•
60% have HD and/or DVR
•
37% subscribe to movie or sports
package
•
12% of gross sales have included
Home Media DVR
FiOS TV Subscribers
175K
About two-third of subscribers are cable defectors

Verizon FiOS

BUY
Tide

Trivial Pursuit
DVD
Pop Culture
DVD

CAST
NOW PLAYING ON
verizonsurround

Enhancing the customer experience
FiOS TV Differentiators
Today’s Service
Today’s Service
•
Picture Quality
•
Overall Value Proposition
•
Category Leadership
– Video On Demand
– High Definition
– Multicultural
•
Enhanced Features
– Widgets
– Multi-room DVR
2007 Enhancements
2007 Enhancements
FiOS TV Portal
FiOS TV Portal
Enhanced TV
Enhanced TV
Gaming
Gaming
On-Demand
On-Demand
Multimedia
Multimedia
Personalization
Personalization
Click to Enter
Sweepstakes

FiOS TV Customer Base
Strong Demand for Bundles
•
99% of FiOS base has 2nd
product
•
Bundled line churn is 50%
lower than voice-only lines
•
56% of FiOS TV sales include
FiOS Internet
Increasing customer wallet share
9%
11%
Triple Play
79%
FiOS TV+ Voice
FiOS TV + Data
FiOS TV Only

The FiOS Advantage
FTTP NETWORK
Reliability, performance, & cost
Converged video, data, voice services
VOICE SERVICES
Best-in-class Voice Service
Highly reliable
High quality
TODAY:  ENHANCED PERSONALIZATION & CONTROL
Home Media DVR, Media Manager, Widgets
FUTURE:  INTERACTIVITY AND CONVERGENCE
Verizon One, Intelligent media search, Interactive Advertising, Personal Broadcasting, HD on demand, Wireless
VIDEO SERVICES
350+ all-digital channels
Most HD channels/International
Large VOD library
DATA SERVICES
Unsurpassed speeds up to
100/10 Mbps

FiOS Demo

Summary
•
New market opportunities
•
Innovative technology and products
•
Locally focused structure
•
Executing on FiOS build
•
Improving operational efficiencies
•
Strong momentum in the marketplace
Delivering results

Q & A

Transforming the Network &
Transforming the Network &
Creating a Unique Service
Creating a Unique Service
Experience
Experience
Bob Mudge
Bob Mudge
EVP & COO –
EVP & COO –
Verizon Telecom
Verizon Telecom

23 Key Operational Priorities • Build a network with robust capacity that creates value • Improve operational efficiencies • Deliver an excellent customer experience

Verizon FiOS

## Outside Plant

Central Office
GPON
OLT
Fiber
Distribution
Hub (FDH)
Feeder

Transforming the Access Network
$1,021
$850
$873
YE 05 YTD Aug 06 YE 06 Target
Cost Per Premises Passed
•
Lower material cost
•
New & improved technology
•
Innovations
•
Training & productivity
Terminal
Distribution
Legend:
GPON -- Gigabit Passive Optical Network
OLT -- Optical Line terminal

**Verizon FiOS**

Fiber to OLT
ONT with MoCA
Analog Video
Managed BHR
Windows Internet Setup
Wireless Internet Setup
Coax cable
Cat 5 cable

Transforming the Home
Today 2007 and Beyond
New wiring Existing wiring
Cost Per Premises Connected
•
Simplified in-home network
- no new wires
•
Enhanced customer experience &
customer interaction
•
Simplified installation process
•
Evolution toward remote service
activation and maintenance
New wiring Existing wiring
$1,220
$880
$933
Jan 06 Aug 06 Dec 06 Target

Transforming the Maintenance Process
1.01
0.20
Voice & DSL FiOS
Network Report Rate
Outside Plant
80%
Total field maintenance dispatches and OSP-related
dispatches are already showing solid declines

Transforming our People & Processes
•
Designed our service processes to provide
personalized service
•
Rigorous employee selection process
•
Targeted training experience
•
Team FiOS
•
Sell One More
•
Teamwork/collaboration on key issues
for a unique customer service experience
WOW our Customers with expert, personalized service

Delivering Excellent Service
84%
69%
76%
DSL Voice FiOS
FiOS installation experience is
leading the industry
Excellent churn rate of less than 1.5%
Percent of customers who rate installation process better than satisfactory
YTD 2006

Verizon FiOS

verizon

BROADBAND Reports.com

89%
85%
86%
94%
86%
95%

Six Month Rating
Customers Are Passionate About Our Service
“I was blazing along at the
ordered 20/5 speed tier. Finally,
something that works as
promised.”
Fabian21
broadbandreports.com, 9/1/06
Pre Sales Information:
Install Coordination:
Connection Reliability:
Tech Support:
Value for Money:
“If you can get FiOS, you’d
be crazy not to go for it.”
John Brandon
“Find the Fastest ISP”
PC Magazine 8/2/06
“The quality of the video with
Verizon is amazing…There is
a reason Verizon uses the
slogan "Grab the light", it is
night and day in the quality.”
WC813
broadbandreports.com, 9/2/06
“Glorious, spectacular,
almost breathtaking
speed, brought to me
courtesy of Verizon
FiOS.”
Lance Ulanoff
“Long Live Fiber”
PC Magazine 6/7/06
"Every aspect of FIOS
has been really good,
from the order taking
to installation to
customer service to
the exceptional
internet connectivity.“
stray
broadbandreports.com
9/12/06

30 Summary • Transform the network • Transform cost • Transform the customer’s experience Transform Our People

Q & A

Fiber Economics and Fiber Economics and Delivering Value Delivering Value Doreen Toben Doreen Toben EVP & Chief Financial Officer EVP & Chief Financial Officer

The FiOS Financial Plan
Revenue
•
Take-rates
•
Churn
•
Retention
•
Pricing
Capital
•
Infrastructure costs
•
Success based costs
•
Avg cost per premise
Operating Expense
•
OpEx savings
•
Maintenance expense
•
Customer related expense
•
Project Economics
•
Single market
example
•
Total project outlook

Gaining market share in a growing broadband market
2006 Target 2010 Target 2006 Target 2010 Target
Penetration – FiOS  Data
Open for Sale
17M
725K
5M
Subscribers/
Penetration %
15%
35-40%
6M – 7M
•
55% market share by 2010

Early success indicates customer preference for choice
2006 Target 2010 Target 2006 Target 2010 Target
Penetration – FiOS  Video
Open for Sale
15M
175K
1.8M
Subscribers/
Penetration %
3M – 4M
10%
20-25%
•
26% market share by 2010

FiOS Churn
•
Current results better than expected
•
79% of video customers are triple play subscribers
•
Retain 40-50% of lines otherwise lost to competition
<1.5%
FiOS Churn
FiOS increases customer loyalty and retention

Differentiated product at competitive prices
FiOS Pricing
Premium Add-ons
Movies: 45 channels
$11.95
Sports: 15 channels
$5.95
HBO, Cinemax,
Others: 27 channels
$14.95
+
International:
20+ channels
Prices Vary
Standard
Def Set Top
Box
$3.95
High Def
Set Top
Box
$9.95
Digital
Video
Recorder
$12.95
FiOS TV Premier
•
200 all-digital
channels
•
24+ HDTV channels
•
3000 VOD titles
$39.95
FiOS TV Local
•
30 channels
•
All digital option
w/ VOD
$12.95
Core Package Choices
$39.95 MTM
$34.95 Contract
10M/2M
$49.95 MTM
$44.95 Contract
20M/5M
50M/5M
$159.95 MTM
$179.95 Contract
Video Pricing
Data Pricing
Multi-
Room DVR
$19.95

CapEx Components
Cost to Pass
•
Fiber cable
•
Distribution hubs/terminal
•
GPON
•
OLT
Cost to Connect
•
Drop/Buried service
•
ONT equipment
•
Placement and activation
of ONT
Network & Support
•
Video network
– Video head-ends
– Video serving offices
•
Data backbone
– Routers
•
Switching
•
IT systems/software
•
Trucks, training, etc.
Set-top box
Infrastructure and success based costs

CapEx – Passed and Connected
$1,400
$850
$700
$1,021
2004 2005 2006
Target
2010
Target
Gross
Capital Cost
per Home Passed
$1,200
$880
$1,163
$650
2004 2005 2006
Target
2010
Target
Gross
Capital Cost
per Home Connected
Declining cost trends to pass and connect homes

CapEx Requirements
Cost to Pass $  14.7B $   817 $ 10.3B $   572 $1,451
Video/Network
& Support $   3.1B $   172 $  2.6B $   144 $  366
Cost to Connect $   5.1B $    718 $  5.1B $ 718 $  718
$22.9B $1,707 $18.0B $1,434 $2,535
Gross CapEx Net CapEx
Per Home Total Total Per Home
Net CapEx
Per Home
Connected

Return on Investment
$28
$35
$39
$42
$32
$0
$10
$20
$30
$40
$50
$60
$70
8% 9% 10% 11% 12%
Return on Investment
Successfully achieving profitable growth
•
Data and video
•
New services
•
Convergence opportunities
Incremental
EBITDA per
Month
•
Voice retention
•
OpEx savings

Verizon FiOS
verizon

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Return on Investment
The determination of incremental EBITDA per month required to generate returns ranging from 8% to 12% as used in the previous slide was calculated as follows:
Successfully achieving profitable growth
$  42 $  39 $  35 $  32 $  28
Monthly Return Requirement
(Incremental EBITDA per Month)
$ 507 $ 465 $ 423 $ 380 $ 338
Annual Return Requirement, pre-
tax
$ 304 $ 279 $ 254 $ 228 $ 203 Annual Return Requirement, after-
tax
12% 11% 10% 9% 8% Assumed Return, after-tax (ROI)
40%
Assumed Tax Rate
$ 2,535 Incremental Cap Ex per Home
41a

OpEx - Savings
•
50%-60% of network
expense addressed by
FTTP build by 2010
•
Opportunities for annual net
savings of $110 per line
Installation &
Maintenance
80%
Annual Network Expense
$6B
20%
Other
$1B of annual OpEx savings opportunity

OpEx – Customer Related
•
Programming expense
– No upfront cost to obtain contract
– Per subscriber model
– 3-5 year contracts
•
Franchise Fees
– 5% of gross video revenues
– PEG channels provided
– Consistent with typical cable franchise requirements
•
Subscriber acquisition costs
– Includes marketing, sales channel, installation and CPE
– Excludes video set-top box (capital)
In-line with industry norms

Financial Plan Summary
•
Achievable customer take-rates
•
Reasonable pricing levels
•
Conservative retention and churn benefit
•
Declining cost trends to pass and connect homes
•
Significant operating expense savings
•
Excludes revenue opportunities from advertising,
personal broadcasting, etc.
Sound assumptions and realistic goals

Single Market Model Overview
•
25K line central office
•
50/50 mix of aerial and buried plant
•
Average market characteristics
(HH’s, income, competition, etc.)
•
Exclude one-time start-up costs
•
No proactive migration of voice-only customers
Assumes build starts at current cost

Single Market Model – CapEx
Year 1 2 3 4 5
Video/Network & Support
Success Based CapEx
Cost to Pass
Annual Gross
CapEx ($M)
$15.8
$11.8
$10.8
$3.8
$3.2
Average Gross
CapEx per Home
Cost to pass   $812
Cost to connect 733
Total $1,525
$45M of Gross CapEx

Single Market Model – Customer Metrics
Year 1 2 3 4 5
Data Subscribers
37%
Penetration
Year 1 2 3 4 5
Video Subscribers
24%
Penetration
More than 70% of subscribers acquired within three years
700
9,200
8,250
7,000
3,400
5,900
5,350
4,800
3,200
575

Single Market Model – Summary
•
EBITDA positive by year 3
•
Operating income positive by year 4
$14.9
$0.2
$2.7
$9.1
$12.9
Year 1 2 3 4 5
Financial Forecast
($M)
EBITDA
Revenue
Operating Income
Positive economic returns

49 Total FiOS Model Summary 2006 2007 2008 2009 2010 • EBITDA positive in 2008 • Operating income positive in 2009 Revenue EBITDA Operating Income FiOS generates financial benefits for Verizon

Positioned to Win
•
Platform for the future
•
Local focus
•
Value pricing
•
Brand advantage
Significant market opportunity
•
Interactive capabilities
•
Innovative CPE
•
Enhanced personalization
•
Convergence opportunities

Driving Operational Excellence
•
Transforming the home and customer experience
•
Transforming our people
•
Significantly reducing the cost to maintain the network
•
Declining cost trends in both homes passed
and connected
•
Increasing customer loyalty
•
Outstanding customer service ratings
Cost reduction opportunities

Summary
•
Confident in our ability to achieve plan of
record
•
Achievable targets and reasonable
assumptions
•
Positive economic returns from new
investments
•
Strong track record of reducing costs
Significant value creation

Q & A